UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Columbus Avenue Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 305-2410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2018, InspireMD, Inc. (the “Company”) and Agustin Gago, the Company’s executive vice president and chief commercial officer, entered into a General Release and Severance Agreement (the “Separation Agreement”), pursuant to which the parties mutually agreed that Mr. Gago’s employment shall cease for all positions, offices and authority with the Company, effective as of September 30, 2018 (the “Separation Date”). Mr. Gago fully and irrevocably released and discharged the Company, including all of its affiliates, parent companies, subsidiary companies, employees, owners, directors, officers, principals, agents, insurers, and attorneys from any and all claims arising or existing on, or at any time prior to, the date the Separation Agreement was signed by him, and the Company agreed to pay severance payments, in an amount equal to Mr. Gago’s base salary Mr. Gago would have earned if he had remained employed from the Separation Date through October 23, 2018, less applicable payroll deductions and tax withholdings, to be paid in equal installments in accordance with the Company’s standard payroll practices; and (ii) additional severance payments, in an amount equal to $125,000, less applicable payroll deductions and tax withholdings, to be paid in equal installments in accordance with the Company’s standard payroll practices, commencing on the first payroll date following October 23, 2018 through March 23, 2019.

The foregoing summary of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On September 24, 2018, the Company issued a press release announcing that its CGuard™ Embolic Prevention System has been granted regulatory approval by COFEPRIS (the Mexican Ministry of Health) for commercial sale in Mexico. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein.

On September 27, 2018, the Company issued a press release announcing that preliminary cumulative three-year follow-up safety, efficacy and stroke prevention durability data from the PARADIGM-Extend trial of CGuard™ EPS was presented at the Cardiovascular Research Foundation’s Transcatheter Cardiovascular Therapeutics (TCT) 2018 conference, which was held September 21-25 in San Diego. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	General Release and Severance Agreement, dated September 24, 2018, by and between InspireMD, Inc. and Agustin Gago
99.1	Press release dated September 24, 2018
99.2	Press release dated September 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: September 28, 2018	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer